Q2 2012 RESULTS Investor Presentation August 1, 2012

SAFE HARBOR All statements in this presentation that are not statements of historical fact are forward - looking statements, including any projections of earnings, revenue , sales, profit margins, cash or other financial items, any statements of the plans, strategies, and objectives of management for future operations , or prospects for achieving such plans, including but not limited to, expectations for success of the ICL or other products in U.S. or international markets, any statements concerning proposed new products and government approval of new products or developments, or other future actions of the FDA or other regulators, the outcome of product research and development or any clinical study, any statements regarding future economic conditions or performance, the size of market opportunities statements of belief and any statements of assumptions underlying any of the foregoing. These statements are based on expectations and assumptions as of the date of this presentation and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those described in the forward - looking statements. The risks and uncertainties include our limited capital resources and limited access to financing, the broad discretion of the FDA and other regulators in approving any medical device and the inherent uncertainty that new devices will be approved, the likelihood of administrative delays, the risk that our global consolidation plans will not yield the expected savings in taxes or cost of goods or expose us to supply interruptions, the negative effect of global economic conditions on sales of products, especially products like the ICL used in non - reimbursed elective procedures, the challenge of managing our foreign subsidiaries, the risk that research and development efforts will not be successful or may be delayed in delivering for launch, the willingness of surgeons and patients to adopt a new product and procedure, and the potential effect of negative publicity about LASIK on the demand for refractive surgery in general in the U.S., and the other factors discussed under the heading “Risk Factors” in our Annual Report on Form 10 - K filed with the SEC on March 8, 2012 and in today’s press release. STAAR assumes no obligation to update its forward - looking statements to reflect future events or actual outcomes and does not intend to do so. ®

AGENDA Q2 Revenue Results Barry G. Caldwell 2012 Key Metric Review Chief Executive Officer Financial Review Deborah Andrews Project Comet Update Chief Financial Officer Growth Drivers Barry G. Caldwell Second Half Expectations Chief Executive Officer Q&A Session Your Questions ® Also present on the call will be: Hans Blickensdoerfer, President of EMEA Don Fagen, VP of Sales for North America Don Todd, President of APAC

2012 Q2 REVENUES COMPARISON TO Q2 2011 ($000’S) Q2 2012 Q2 2011 Improvement ICL Sales $ 8,606 $ 8,293 +$ 313 /+4% IOL Sales $ 6,774 $ 7,076 ($302)/ - 4% Core Product Sales $15,380 $15,369 +$11/Flat Other $ 562 $ 900 ($338)/ - 38% Total Sales $15,942 $16,269 ($327)/ - 2% ®

VISIAN ICL REVENUE GAINS

INCREASE OF 13% YTD



Millions $
10
9
8
7
6
5
4
3
2
1
0
Q305
Q405
Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Q111
Q211
Q311
Q411
Q112
Q212

STAAR SURGICAL

CHINA ICL YOY REVENUE GROWTH RATE 0% 20% 40% 60% 80% 100% 120% 140% 160% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Average 95% Growth Rate YOY since Q1 2010 % ICL Growth 2010 2011 2012

CHINA MEDIA IMPACT ON REFRACTIVE SURGERY LASIK pioneer advocates education, caution The China Post 3/5/2012 The warning on the FDA's official website states that for some groups of people side effects of LASIK surgery are certain , and a patient should evaluate the risks and the benefits of LASIK surgery by themselves . LifeAfterLasik.com, another website mentioned by Tsai, was also set up by victims of LASIK complications. On its front page the website provides alarming statistics that one - fifth of people who receive LASIK surgery will suffer from complications . Taiwan's Ophthalmological Society stands by LASIK surgical procedure The China Post Publication Date : 16 - 02 - 2012

KEY ICL GROWTH MARKETS 2012 Q2 RESULTS Q2 2011 Q2 2012 Flat - 14% +74% +83% ® +22% +5% +28% +111% - 28%

EMEA AND NA ICL Q2 RESULTS EMEA growth was at 5% (19% growth excluding Spain) Overall ICL sales in Europe increased by 3%, but excluding Spain impact the growth rate for Europe was 28%. We are starting to see the impact of new Sales Directors brought on late last year in Latin America and Italy. 56 % of all ICLs were V4c during the quarter in Europe. 61% conversion to V4c where approved. Over 5,000 implanted and AquaPORT technology worked as expected. NA growth was 5% U.S. civilian sales increased by 6% while military sales returned to an increase of 1%. Military was 11% of total U.S. ICL sales. We anticipate the military sales will continue to increase the second half of this year and we have already seen a strengthening of military ICL sales during the month of July. ®

2012 KEY METRIC REPORT CARD Q1 Q2 Q3 Q4 2012 Increase revenues by 15% Exceed 2011 Visian ICL sales growth of 32% Continuous expansion of GM % to achieve 71% for the full year Profitable each quarter and full year Successfully implement Comet without disruption of product supply ®

Deborah Andrews Chief Financial Officer FINANCIAL REVIEW MANUFACTURING CONSOLIDATION UPDATE ®

2012 Q2 GAAP RESULTS COMPARISON TO Q2 2011 ($000’S) Q2 2012 Q2 2011 Improvement Revenue $15,942 $16,269 ($327)/ - 2.0% Gross Profit Dollars $11,045 $ 10,861 +$184/+1.7% Gross Profit Margin 69.3% 66.8% +250 bps Operating Exps ex Comet $10,512 $ 9,498 +$1,014/+10.7% Operating Expenses $11,209 $ 9,691 +$1,518/+15.7% Operating Income ($ 164) $1,170 ($1,334)/ - 114% Other Income $ 0 $ 160 ($ 160) Income Taxes $ 327 $ 469 ($ 142) Net Income ($ 491) $ 861 ($ 1,352 ) ®

EXPANDING GROSS MARGINS WITH ICL PRODUCT MIX GAINS 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 2007 2008 2009 2010 2011 Q1 2012 Q2 2012 GM% IOL Mix ICL Mix Gross margins have expanded from 49.0% to 69.3%. Q2 Mix: ICLs at 54.0% and IOLs at 42.5%. ®

RECONCILIATION OF NON - GAAP MEASURE Measure Q2 2012 Q2 2011 GAAP net income (loss) ($ 491) $ 861 Mfg consolidation expenses $ 697 $ 193 Foreign currency impact $ 249 ($ 72) Adjustment of warrant value ($ 222) ($ 79) Stock - based compensation expense $ 794 $ 452 Adjusted net income $1,027 $1,355 Adjusted income per share $ 0.03 $ 0.04 ®

CASH YTD Q2 2012 Q2 2011 Net income (Loss) ($ 259) $1,161 Non - cash $ 2,571 $ 1,751 Working capital ($ 1,084) ($ 1) Cash provided by operations $ 1,228 $2,911 Cash used in investing activities ($ 704) ($ 134) Cash provided by financing activities $ 512 $ 988 Exchange ($ 74) ($ 141) Increase in cash $ 962 $3,624 Cash, at beginning of period $16,582 $ 9,376 Cash, at end of period $17,544 $13,000 ®

PROJECT COMET UPDATE MANUFACTURING CONSOLIDATION Expenses for the quarter were $697k, $1.3M YTD. Total expense for the year approximately $ 2.3M . The shipping of silicone Preloaded IOLs to Japan from U.S. begins this week. All Silicone Preloaded IOLs for Japan to ship from the U.S. beginning in October. Expect to be shipping first Visian ICLs OUS from U.S. during the first quarter of 2013. Project on schedule. ®

STAAR VIEW OF 2014 RESULTS ® Revenue Over $100M Gross Margin %/$ At or near 80% / $80M Operating Expenses Hog wild to $50M Earning before Tax $30M Tax 10% or $3M Net Income $27M

Barry G. Caldwell Chief Executive Officer EXPECTATIONS FOR SECOND HALF Q3 KEY DRIVERS ®

SECOND HALF EXPECTATIONS Grow total revenues by Solid Double Digits Results in high single digit growth for the year Grow ICL revenues by 25% A ssumes little rebound in China Nearly 20% growth for the year Expect to achieve other 3 key metrics: 71% gross margin for the year Profitability Q3, Q4 and for the year Success with manufacturing consolidation

2012 KEY METRIC REPORT CARD Q1 Q2 Q3 Q4 2012 Increase revenues by 15%/ Solid double digit growth 2 nd H &high single digit for year Visian ICL sales growth of 32%/ 25% growth 2 nd H & nearly 20% for year Continuous expansion of GM % to achieve 71% for the full year Profitable each quarter and full year Successfully implement Comet without disruption of product supply ®

Q3 GROWTH DRIVERS North American Visian Excellence Group (NAVEG) August 18 and 19 th in Salt Lake City About 70 surgeons registered ICL User’s Meeting, September 6 and 7 th (Milano) Over 100 surgeons registered European Society of Cataract and Refractive Surgeons Meeting, September 8 th to 12 th (Milano) ICL Symposium Monday September 10 Spanish Society of Ophthalmologists Annual Meeting September 26 th to 28 th (Barcelona) Launch Symposium of our direct presence in the market Introduction of two new IOLs in August KS - SP in Japan and Europe nanoFLEX Toric IOL in Europe More flexible pricing points for nanoFLEX in U.S. ®

NEW HIRES DURING THE FIRST HALF 14 OF PLANNED 16 NOW HIRED EMEA Sales in Italy, Latin America, Western Europe Consumer Awareness Position in Middle East Add two more in Spain by September 1 APAC Consumer awareness marketing in China and India Consumer awareness in Japan (hired, begins August) Still to add Clinical Marketing Position U.S. Four new sales representatives (fully trained) Two Global Online Marketing Specialists ®

CONSUMER AWARENESS ACTIVITIES Online Marketing Objectives ICL Awareness ICL Adoption ICL Evangelism Online Advertising Acquire traffic and interested patients New ICL website www.visianinfo.com Direct interest to ICL surgeons Practice development ICL in office displays Staff online training ®

ICLS TO RAP WITH BLACK EYED PEAS Allen Pindea Lindo, Jr., better know as apl.de.ap recently had Visian ICLs implanted Link to Good Morning America program from July 26 th where his procedure was highlighted: http ://abcnews.go.com/blogs/entertainment/2012/07/ black - eyed - peas - apl - de - ap - gets - vision - back - with - life - changing - surgery/ Link to Visian ICL blog: http://visianinfo.com/black - eyed - peas - apl - de - ap - gets - the - visian - icl/

THANK YOU! YOUR QUESTIONS PLEASE ®